TOTAL-TEL USA COMMUNICATIONS, INC.
                                        1996
                          ANNUAL MEETING OF SHAREHOLDERS

     The undersigned hereby appoints WARREN FELDMAN and THOMAS P. GUNNING, or either of them, attorneys and proxies with full power of substitution and with all the powers the undersigned would possess if personally present, to vote all stock of the undersigned in TOTAL-TEL USA COMMUNICATIONS, INC. at the 1996 Annual Meeting of Shareholders, to be held on Thursday, October 10, 1996 at 10:00 A M, EDT at 150 Clove Road, Little Falls, New Jersey, 07424 or at any adjourned session thereof. Said proxies are directed to vote the shares the undersigned would be entitled to vote upon the following matters, more fully described in the accompanying Proxy
Statement:

    (1)     Election of Directors

     (  )     FOR all nominees (except          (  )     WITHHOLD AUTHORITY
              as authority is withheld                   to vote for all
              by striking a line through                 nominees
              the nominee's name)

                   Kevin Alward               Solomon Feldman
                   Warren H. Feldman          Leon Genet
                   Jay J. Miller

    (2) Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value $.05 per share, from 5,000,000 to 20,000,000

          (  )     FOR                         (  )     AGAINST

    (3)    To adopt the 1996 Stock Option Plan

          (  )     FOR                         (  )     AGAINST

In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH THE INSTRUCTIONS SET FORTH ABOVE. IF NO INSTRUCTIONS ARE GIVEN, THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE NOMINEES FOR DIRECTORS AND FOR THE PROPOSED AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION AND ADOPTION OF THE 1996 STOCK OPTION PLAN.

Dated:                        , 1996
      ------------------------


                                              ---------------------------
                                              ---------------------------
                                              Signature(s) of Shareholder(s)

Please sign exactly as name or names appear hereon. Kindly sign and return this proxy immediately. No postage required if mailed in the United States in the accompanying envelope.

                           THIS PROXY IS SOLICITED ON BEHALF OF
                           THE COMPANY'S BOARD OF DIRECTORS


                                   PRELIMINARY COPY

                            TOTAL-TEL USA COMMUNICATIONS, INC.
                                    150 Clove Road
                             Little Falls, New Jersey  07424


                                     NOTICE OF 1996
                             ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
TOTAL-TEL USA COMMUNICATIONS, INC.:

     You are cordially invited to attend the 1996 Annual Meeting of Shareholders of Total-Tel USA Communications, Inc. which will be held at 150 Clove Road, 8th Floor, Little Falls, New Jersey, 07424 at 10:00 AM, EDT on Thursday, October 10, 1996, for the following purposes:

     (1)     To elect directors;

     (2) To consider and act upon an Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value, $.05 per share, from 5,000,000 to 20,000,000;

     (3)     To consider and act upon the adoption of the 1996 Stock Option
Plan; and

     (4) To transact such other business as may properly come before the meeting or any adjournment thereof.

     The Board of Directors has fixed the close of business on September
6, 1996, as the record date for the determination of shareholders entitled to notice of and to vote at the meeting. The share transfer books will not be closed.

     YOU ARE EARNESTLY REQUESTED, WHETHER OR NOT YOU PLAN TO BE PRESENT AT THE MEETING, TO MARK, DATE, SIGN AND RETURN PROMPTLY THE ACCOMPANYING PROXY, TO WHICH NO POSTAGE NEED BE AFFIXED IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE MEETING IN PERSON, YOU MAY WITHDRAW THE PROXY AND VOTE YOUR OWN SHARES.

     By order of the Board of Directors.

                                            Thomas P. Gunning

                                            Secretary

September 13, 1996
Little Falls, New Jersey


                          TOTAL-TEL USA COMMUNICATIONS, INC.
                              ------------------------

                                  PROXY STATEMENT
                                   -------------

                           ANNUAL MEETING OF SHAREHOLDERS
                                   October 10, 1996

     The proxy accompanying this Proxy Statement is solicited by the Board of Directors of TOTAL-TEL USA COMMUNICATIONS, INC. (the "Company"). All proxies in the accompanying form which are properly executed and duly returned will be voted in accordance with the shareholders' instructions thereon at the 1996 Annual Meeting of Shareholders (the "Meeting"), to be held on Thursday, October 10, 1996 at 10:00 A.M., EDT, at 150 Clove Road, 8th Floor, Little Falls, New Jersey, 07424 for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     Any proxy may be revoked at any time before it is voted at the meeting by filing with the Secretary of the Company notice to such effect or a duly executed proxy bearing a later date. If no instructions are indicated, the proxies will be voted in accordance with management's recommendations set forth herein. The persons named as proxies intend to vote in accordance with their discretion on any matters which may properly come before the Meeting or any adjournment thereof. Shareholders who are present at the Meeting may revoke their proxies and vote in person if they so desire.

     This Proxy Statement is first being mailed to shareholders on or about September 13, 1996.

                               MATTERS TO BE ACTED UPON
                               ------------------------

  The following matters are to be considered and acted upon at the
Meeting:

     1. Five (5) directors are to be elected to hold office until the next Annual Meeting of Shareholders and until their respective successors are duly elected and qualified;

     2. To consider and act upon an Amendment to the Company's Certificate of Incorporation to increase the number of authorized shares of Common Stock, par value, $.05 per share, from 5,000,000 to 20,000,000;

     3.     To consider and act upon the adoption of the 1996 Stock Option
Plan; and

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.




                    SHARE OWNERSHIP OF DIRECTORS, OFFICERS AND
                    ------------------------------------------
                           CERTAIN BENEFICIAL OWNERS
                           -------------------------

     Only holders of record of the Company's Common Stock at the close of business on September 6, 1996 will be entitled to vote at the Meeting. On that date, there were issued and outstanding 2,934,330 Common shares of the Company. Each outstanding Common share is entitled to one vote at the Meeting.

Security Ownership of Certain Beneficial Owners
- -----------------------------------------------

     Set forth below is certain information concerning persons who were known by the Company to own beneficially or of record more than 5% of the issued and outstanding shares of Common Stock of the Company as of September 6, 1996.

Name and Address             Number of Shares              Percentage
of Beneficial Owner             Owned (1)                     of Class
- -------------------             ---------                     --------

Manuel Brucker                225,466 shares                     7.7%
Claridge House One, Apt 711
Claridge Drive
Verona, NJ  07044

Solomon Feldman               476,190 shares                    14.0%
1890 South Ocean Drive
Hallandale, FL  33009

Warren H. Feldman, Esq.       576,262 shares (2)                16.9%
150 Clove Road
Little Falls, NJ 07424

Michael A. Karp               219,340 shares                     6.4%
3416 Sansom Street
Philadelphia, PA  19104

Heartland Advisors, Inc.      582,700 shares                    17.1%
790 North Milwaukee Street
Milwaukee, WI  53202

Kevin Alward                  281,950 shares (3)                 8.3%
150 Clove Road
Little Falls, NJ 07424

(1) All shares are beneficially owned and sole investment and voting power is held by the persons named.

(2) Includes options to purchase 225,500 shares of the Company's Common Stock which are exercisable currently or within 60 days hereof.

(3) Includes options to purchase 250,000 shares of the Company's Common Stock which are exercisable currently or within 60 days hereof.


Security Ownership of Management
- --------------------------------

     The following table sets forth as of September 6, 1996 information concerning the beneficial owners of outstanding shares of Common Stock of the Company by each director of the Company, each nominee for election as a director and all directors and officers of the Company as a group:

Name                         Number of Shares              Percentage
of Beneficial Owner               Owned (1)                 of Class
- -------------------               ---------                 --------

Kevin Alward                 281,950 shares (3)                8.2 %

Solomon Feldman              476,190 shares                   13.9 %

Warren H. Feldman            576,262 shares (2)               16.8 %

Leon Genet                    49,310 shares                    1.4 %

Jay J. Miller                     --                          ---- %

All directors and officers
as a group (6 in number)   1,416,900 shares (2)(3)             41.3%

(1) All shares are beneficially owned and sole investment and voting power is held by the persons named.

(2) Includes options to purchase 225,500 shares of the Company's Common Stock which are exercisable currently or within 60 days hereof.

(3) Includes options to purchase 250,000 shares of the Company's Common Stock which are exercisable currently or within 60 days hereof.


Changes in Control
- ------------------
     The Company knows of no contractual arrangement which may, at a subsequent date, result in a change of control of the Company.



                             ELECTION OF DIRECTORS
                             ---------------------

     The Board of Directors has fixed the number of directors to be elected at the Annual Meeting of Shareholders at five. The shares represented by the proxies will be voted in favor of the election as directors of the persons named below unless authority to do so is withheld. The directors elected will hold office until the next Annual Meeting of Shareholders and their respective successors are duly elected and qualify. If any nominee is not a candidate for election at the meeting, an event which the Board of Directors does not anticipate, the proxies will be voted for a substitute nominee and the others named below.

                                                       Director
Name                    Company Office                 Since               Age
- ----                    --------------                 -----               ---

Kevin Alward               Director, President and       -                  30
                           Chief Operating Officer
                           of TotalTel, Inc.

Solomon Feldman            Treasurer and Director      1959                 75

Warren H. Feldman          Chairman, President and     1987                 40
                           Chief Executive Officer

Leon Genet                 Director                     -                   65

Jay J. Miller              Director                    1983                 63

     Mr. Kevin Alward, President and Chief Operating Officer of TotalTel, Inc., the principal operating subsidiary of the Company, joined TotalTel in October, 1988, as a sales account executive, became Manager of Sales in November, 1990 and Vice President of Marketing in 1991. In February, 1992, Mr. Alward was promoted to Senior Vice President of TotalTel and assumed the additional responsibilities of Chief Operating Officer in April, l993. In 1994, Mr. Alward was promoted to his present position as President of TotalTel, Inc.

     Mr. Solomon Feldman has served as the Treasurer and as a director of the Company continuously since 1959. Mr. Feldman is currently a private investor and devotes approximately 25% of his time to the business of the Company.

     Mr. Warren H. Feldman was elected Chairman of the Board in September 1993 and President and Chief Executive Officer of the Company in September, 1992. Prior to such time, he served as Vice President - Regulatory Affairs of the Company since January, 1986 and was the General Manager of its Total-Tel USA division and in-house General Counsel of the Company since 1984. He was elected a director on April 1, 1987 and President of Total-Tel USA Division on October 27, 1988. Warren H. Feldman is the son of Mr. Solomon Feldman.



     Mr. Leon Genet is a partner in Genet Realty, a commercial and industrial real estate brokerage firm. Following graduation from Syracuse University, he was an officer in the United States Air Force. Mr. Genet continues his significant involvement with Syracuse University as a benefactor and as a charter member of the Board of the College for Human Development, home of the highly popular Genet lecture series, which brings CEO's of leading worldwide corporations to the Syracuse campus. He serves as a member of the National Commerce and Industry Board for the State of Israel Bonds Organization and is a shareholder, director and officer of LPJ Communications, Inc., which has earned commissions from TotalTel USA Communications, Inc. on the same basis as other independent representatives.

     Jay J. Miller, Esq. has been a practicing attorney for more than thirty years in the State of New York. Mr. Miller is a director of Vestro Natural Foods Inc., a specialty food firm, and Edison Control Corporation, a manufacturer of pipe, fittings and accessories for concrete pumping equipment and electronic fault indicators for the power utility industry. He is a director of Gulf Resources Pacific Ltd., a New Zealand real estate company.



Board of Directors
- ------------------
     The Company's Board of Directors currently consists of five persons, of whom two are members of management and three are non-management directors. During the fiscal year ended January 31, 1996, the Board held four meetings attended by all of the directors.

     The Company's Board of Directors has Audit and Compensation Committees but does not have a Nominating Committee or a committee performing a similar function. The Audit Committee consists of one management director and two non-management directors, namely Jay J. Miller, Jerold Zaro and Warren Feldman. The Committee reviews, analyzes and may make recommendations to the Board of Directors with respect to the Company's financial statements and controls. The Committee has met and intends to meet from time to time with the Company's independent public accountants to monitor their activities. The Compensation Committee consists of Messrs. Balmuth, Miller and Warren Feldman and is charged with reviewing and recommending the compensation and benefits payable to the Company's senior executives. Messrs. Balmuth and Zaro are not nominees for election as directors at the meeting.


Required Shareholders' Vote
- ---------------------------
     Assuming the presence of a quorum (a majority of the total issued and outstanding shares of Common Stock of the Company), the favorable vote of the holders of a plurality of the shares present and voting at the Meeting for the election of each nominee is required for his election.



                            EXECUTIVE COMPENSATION
                            ----------------------

     The following table sets forth the compensation which the Company paid during the fiscal years ended January 31, 1996, 1995 and 1994 to the Chief Executive Officer and to each executive officer of the Company whose aggregate remuneration exceeded $100,000:


                             Summary Compensation Table
                             --------------------------
Name and         Fiscal Year     Annual Compensation     Other            Compensation
Principal        Ended                                   Annual           Awards          All Other
Position         January 31      Salary ($)    Bonus(s)  Compensation (s) Options (#)     Compensations(s)
- ----------       -----------     ----------    --------  ---------------- -----------     ----------------
Warren H.        1996            $195,000 (1)  $274,241                                   $4,667 (4)
Feldman          1995            $195,103 (1)  $ 74,153                  30,000 (2)       $4,583 (5)
President and    1994            $149,651 (1)  $ 63,746                  38,500 (3)       $4,167 (6)
Chief Executive
Officer


Kevin Alward     1996            $195,000      $274,241                                   $6,010 (9)
President of     1995            $195,000      $ 63,700                  68,500 (7)(8)    $5,256 (10)
TotalTel, Inc.


(1)     Does not include annual director's fee of $15,000

(2) Represents incentive options to purchase 30,000 shares of Common Stock exercisable at a price of $9.63 per share (110% of the market price at the date of issue). These options vest over a period of forty-eight
(48) months, with 25% of each option exercisable at the 12th, 36th and 48th months of its term, subject to earlier vesting in certain circumstances as provided in the option agreement.

(3) Represents incentive stock options to purchase 38,500 shares of Common Stock exercisable at a price of $2.70 per share. These options vest over a period of thirty-six (36) months with 25% of each option exercisable at the 6th, 12th and 36th months of its term, subject to earlier vesting in certain circumstances as provided in the option agreements.

(4) The amounts shown represent the Company's contribution under its 401(K) Deferred Compensation and Retirement Savings Plan of $2,310 and $2,357 for the use of a company vehicle for non-business purposes.

(5) The amounts shown represent the Company's contribution under its 401(K) Deferred Compensation and Retirement Savings Plan of $2,226 and $2,357 for the use of a company vehicle for non-business purposes.

(6) The amounts shown represents the Company's contribution under its 401 (K) Deferred Compensation and retirement Savings Plan of $1,810 and $2,357 for the use of a company vehicle for non business purposes.

(7) Represents incentive options to purchase 33,000 shares of Common Stock exercisable at a price of $7.28 per share. These options vest over a period of thirty-six (36) months with 25% of each option exercisable at the 8th, 12th, 24th and 36th month of its term, subject to earlier vesting in certain circumstances as provided in the option agreement.

(8) Represents incentive options to purchase 30,000 shares of Common Stock exercisable at a price of $8.75 per share. These options vest over a period of forty-eight (48) months with 25% of each option exercisable at the 12th, 24th, 36th and 48th month of its term, subject to earlier vesting in certain circumstances as provided in the option agreement.

(9) The amount shown represents the Company's contribution under its 401 (K) Deferred Compensation and Retirement Savings Plan of $2,310 and $2,643 for the use of a company vehicle for non business purposes and $1,057 term life insurance premiums.

(10) All Stock Options have been adjusted for a stock dividend and stock split.

Adoption of 401 (K) Savings and Investment Plan
- -----------------------------------------------
     On February 3, 1992, the Company adopted a 401 (K) plan for eligible hourly and salaried employees, including officers, who may elect to contribute, subject to Internal Revenue Code limitations, from 1% to 15% of their wages and salaries. The contributions are invested in any one of six investments funds, each of which has a different investment objective.

     An employee may contribute up to $9,500 per year, and the Company will match a certain percentage of each employee's contribution.

Other Compensation
- ------------------
     See Summary Compensation Table.

Compensation of Directors
- -------------------------
     Each director of the Company receives $15,000 per year for service in such capacity.



Compensation Committee Report on Executive Compensation
- -------------------------------------------------------

     Total-Tel USA Communications, Inc. has grown substantially over the past five years. The Board of Directors has retained the Company's executive officers based on not only upon the size and needs of the Company at the present time, but with due consideration of their ability to lead a substantially larger organization in the future.

     The Compensation Committee believes that the Company provides salaries to the Company's executive officers in amounts comparable to companies in the industry and geographical area in which the Company operates having similar operating and growth characteristics.

     The salary and other compensation paid to the Chief Executive Officer of the Company in the fiscal year ended January 31, 1996 was determined primarily based upon the following factors:

1.     Increased revenue and earnings of the Company.

2. Compensation level of chief executive officers of companies engaged in businesses like the Company's with similar growth and earning characteristics.

3.     Responsibilities and tasks to be achieved within the Company.


                              Respectfully submitted,




                              Marc Balmuth
                              Jay J. Miller



Stock Performance Chart
- -----------------------


         The following chart graphs the performance of the cumulative total return to shareholders (stock price appreciation) during the previous five years in comparison to returns of the NASDAQ Stock Market (U.S.) Index and a peer group index. The peer group index used is the NASDAQ Telecommunications Stock Index.









                  Comparative Five - Year Total Returns*
                      TOTAL TEL USA STOCK



                                                 TotalTel Stock
                                                 NASDAQ Composite-US
                                                 Peer Group




Assumes $100 invested at the close of trading on the last trading day preceding the first day of the fifth preceding fiscal year in Total-Tel Common Stock, NASDAQ Stock Market (U.S.) Index, and Peer Group.


*Cumulative total return assumes reinvestment of dividends.

The aforementioned chart is entered as a "GRAPHIC OMITTED" worm chart of this filing and the following plot points were used to generate the Stock Performance Chart:


NASDAQ
COMPOSITE-US
                                              FACTOR
                                             .772064
                                             -------
1/31/91                        129.523        100.00
1/31/92                        198.14         152.97
1/31/93                        224.064        172.99
1/31/94                        257.682        198.95
1/31/95                        245.834        189.80
1/31/96                        347.581        268.35


PEER GROUP
(Telecommunications Stocks)
                                              FACTOR
                                             .459667
                                             -------
1/31/91                        217.549        100.00
1/31/92                        282.040        129.64
1/31/93                        348.270        160.09
1/31/94                        518.074        238.14
1/31/95                        431.774        198.47
1/31/96                        504.288        231.80


TOTAL-TEL STOCK
                                   90%
                               7/15/94        FACTOR
                             STOCK DIV     24.021139
                            ----------     ---------
1/31/91           4.625          4.163        100.00
1/31/92           3.750          3.375         81.07
1/31/93           4.250          3.825         91.88
1/31/94          16.50          14.850        356.71
1/31/95          17.25          17.25         414.36
1/31/96          17.875         17.875        428.18




Certain Relationships and Related Transactions
- ----------------------------------------------

     On December 1, 1993, the Company leased approximately 21,300 square feet of warehouse space in Belleville, New Jersey from a partnership in which two of the partners are directors and major shareholders of the Company. During the fiscal year ended January 31, 1996, the Company paid rent of $59,760 to the partnership. The annual rent for this facility is $58,560 for the first three years and $63,885 for years four and five plus a proportionate share of real estate taxes.

     The foregoing transaction was made upon terms considered by the Management to be not less favorable to the Company than a like transaction negotiated at arms' length.

     On May 27, 1993, the Company made a $25,000 non-interest bearing , unsecured loan to Kevin Alward, President of TotalTel, Inc. and a nominee for election as a director at the meeting. The note, originally due October 1, l993, was extended to December 31, 1995. On November 1, 1993, the Company made a $100,000 unsecured loan to Mr. Alward for the purchase of Company Common Stock. This note bears interest at the prime rate published in the Wall Street Journal. Interest payments are due monthly and the principal balance which was originally due April 1, l995 was extended to December 31, 1996. On March 1, l995, the Company made a $55,000 unsecured loan to Mr. Alward. This note is due on demand, and bears interest at the prime rate published in the Wall Street Journal. Interest payments are due monthly, beginning on April 1, l995. At January 31, l996, $32,500 of this note has been repaid. On September 1, 1995, the Company made a $60,000 unsecured loan to Mr. Alward. The note was due on demand with interest at 9% per annum. On January 31, l996, the notes dated May 27, 1993, March 1, l995 and September 1, l995 together with any unpaid interest were combined into one note with a principal balance of $117,281. The note bears interest at 8% per annum and is payable in semimonthly installments commencing February 7, l996 for seven and one half years. The current unpaid principal balance at August 23, l996 is $111,946.77.




                             ADOPTION OF AMENDMENT TO
                           CERTIFICATE OF INCORPORATION
                           ----------------------------

     The Company's Certificate of Incorporation, as heretofore amended, authorizes the issuance of 5,000,000 shares of Common Stock, $.05 par value, of which 2,936,330 shares are currently issued and outstanding. The Company has reserved an additional 664,900 shares of Common Stock for its 1987 Stock Option Plan and will reserve an additional 300,000 shares of Common Stock if the Company's 1996 Stock Option Plan is approved by the shareholders. The proposed amendment to the Company's Certificate of Incorporation, which was unanimously approved by the Company's Board of Directors, would increase the number of authorized shares of Common Stock to 20,000,000 shares. If the proposed amendment is approved, the Company would have approximately 16,431,220 shares available for future issuance by the Board of Directors from time to time for any proper corporate purpose, including future public or private financings, acquisitions of other firms or assets and stock options or other incentive programs. Such future issuances would not require shareholder approval. The Board of Directors has no present plans for the issuance of additional shares of Common Stock and there are no agreements or undertakings with respect thereto other than with respect to shares heretofore reserved for issuance upon exercise of options under the Company's 1987 Stock Option Plan and which hereafter may be granted under the Company's 1996 Stock Option Plan if such plan is approved by the shareholders. Management believes it is advisable, for general corporate purposes, that such additional shares be authorized to be available for prompt issuance should the occasion arise.

     At present, neither the Certificate of Incorporation nor the By-Laws of the Company contains any provisions having an anti-takeover effect; however, should the proposed amendment be approved, in the event of an effort to acquire control of the Company by a group as opposed by incumbent management, the overall effect of the Company's ability to issue a significant number of additional shares of Common Stock, without shareholder approval, may render more difficult or discourage a merger, tender offer or proxy contest, the assumption of control by a holder of a large block of the Company's securities and a change of management.

     Under the New Jersey Business Corporation Act, approval of the proposed amendment to the Company's Certificate of Incorporation requires the affirmative vote of the holders of in excess of fifty percent (50%) of the outstanding shares of Common Stock entitled to vote at the Meeting. A shareholder voting against the proposal shall have no dissenters' rights or similar rights of appraisal. Management recommends a vote FOR the proposed amendment.




                         APPROVAL OF 1996 STOCK OPTION PLAN
                         ----------------------------------

     Shareholders are being asked to approve the 1996 Stock Option Plan (the "1996 Plan"), which would reserve 300,000 shares of the Company's Common Stock for grants of options to eligible persons as described under "Eligibility" below. The purpose of the 1996 Plan is to advance the interests of the Company and its shareholders by strengthening the Company's ability to attract and retain key employees, directors and consultants and to provide a means to encourage stock ownership in the Company by such key employees and directors. A copy of the 1996 Plan is annexed as Exhibit A to this Proxy Statement.

Background
- ----------

     The Company's 1987 Stock Option Plan (the "1987 Plan") was adopted by shareholder vote in 1987. The 1987 Plan provided for an aggregate of 664,900 shares available for options as adjusted for a stock dividend and stock split. As of July 31, 1996, all shares of Common Stock reserved under the 1987 Plan were subject to outstanding options.

     All options granted have exercise prices ranging from $1.03 per share to $9.63 per share. At July 31, l996, options to purchase 623,300 shares of Common Stock were currently exercisable. The expiration dates for all such outstanding options range from February 3, l997 (at the earliest) to May 16, 2001 (at the latest).

     During the fiscal year ended January 31, l996, the Board of Directors of the Company granted options to six persons to purchase 33,000 shares at prices ranging from $7.99 to $8.63 per share. Options to purchase 8,000 shares were exercised by Mr. Warren Feldman during the fiscal year ended January 31, l996 at $1.99 per share, and options to purchase 17,000 shares were canceled.

General Description of the 1996 Plan
- ------------------------------------

Administration

     The 1996 Plan will be administered by the Board of Directors and/or the Compensation Committee of the Board (the "Committee"). The Committee must be composed of not less than two members of the Board of Directors, each of whom is a disinterested person, as contemplated by rule 16b-3 promulgated under the Securities Exchange Act of 1934, as amended. The Committee will have sole discretion and authority, consistent with the provisions of the 1996 Plan, to grant options under the 1996 Plan, determine in good faith the fair market value of the shares, select the eligible participants to whom options will be granted under the 1996 Plan, construe and interpret the 1996 Plan, promulgate, amend and rescind rules and regulations for the administration thereof, and make such other determinations which are necessary and advisable for the 1996 Plan's administration.



Eligibility

          Any employee, officer or director of or consultant to the Company is eligible for selection to receive options under the 1996 Plan.

Types of Options

     The 1996 Plan provides for the granting of (i) incentive stock options ("ISOs"), as defined by Section 422 of the United States Internal Revenue Code of 1986, as amended (the "Code") and (ii) stock options which do not meet such requirements or non-statutory stock options ("NSOs"). Assuming shareholder approval, 300,000 shares of the Company's Common Stock would be available for options to be granted under the 1996 Plan.

     The exercise price of ISOs to be granted under the 1996 Plan will be no less than the fair market value of a share of the Common Stock on the date the option is granted (110% of fair market value with respect to ISO optionees who own at least 10% of the total combined voting power of all classes of stock outstanding). The exercise price of NSOs shall be determined by the Committee and may be no less than 50% of the fair market value of a share of Common Stock on the date the option is granted (110% of fair market value with respect to NSO optionees who own at least 10% of the total combined voting power of all classes of stock outstanding). The Committee will have the authority to determine the time or times at which options granted under the 1996 Plan become exercisable, but options shall expire no later than ten years from the date of grant (five years with respect to employees or optionees who own at least 10% of the total combined voting power of all classes of stock outstanding). Options will be nontransferable, other than by will and the laws of descent, and generally may be exercised only by an optionee while employed by the Company or within three months after termination of employment or between six months and one year in the event of termination by reason of death or disability.

     Options to be granted under the 1996 Plan will be exercisable in cash or by delivery to the Company of shares of the Company's Common Stock.

Amendment to or Termination of the 1996 Plan

     The Board may, with respect to any shares of Common Stock at the time not subject to outstanding options, suspend or terminate the 1996 Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall increase the number of shares subject to the 1996 Plan, decrease the price at which options may be exercised, or materially increase the benefits to participants or change the class of person eligible to receive options under the plan.





Federal Income Tax Considerations

     Incentive Stock Options.  An employee will not recognize income upon
     ------------------------
the grant or exercise of an ISO. If an employee disposes of the shares acquired upon exercise of an ISO at least two years after the date the option was granted and at least one year after the date the shares are issued to him or her upon the exercise of an option, the employee will realize long-term capital gain in an amount equal to the excess, if any, of his or her selling price for the shares over the exercise price. In such case, the Company will not be entitled to any tax deduction. If an employee disposes of the shares acquired upon the exercise of an ISO prior to the expiration of two years from the date the option was granted, or one year from the date the shares are issued to him or her, any gain realized will be taxable at such time as follows: (1) as ordinary income to the extent of the difference between the Option exercise price and the lesser of (a) the fair market value of the shares on the date the shares were issued to him or her or (b) the amount realized on such disposition, and
(2) as capital gain to the extent of any excess, which gain shall be treated as short-term or long-term capital gain depending upon the employee's holding period. In such case, the Company may claim an income tax deduction for the amount taxable to the employee as ordinary income. The difference between the fair market value of the shares at the time the ISO is exercised and the exercise price will constitute an item of adjustment, for purposes of determining alternative minimum taxable income, and may under certain circumstances be subject, in the year in which the option is exercised, to the alternative minimum tax. Under current law, long-term capital gains generally are taxed at a maximum rate of 28%.

     If an individual uses shares of Common Stock of the Company that he or she owns to pay, in whole or in part, the exercise price under an ISO, (a) the individual's holding period for the newly-issued shares equal in number to the surrendered shares (the "exchanged shares") shall include the period during which the surrendered shares were held, (b) the employee's basis in such exchanged shares will be the same as his or her basis in the surrendered shares, and (c) no gain or loss will be recognized by the employee on the exchange of the surrendered shares for the exchanged shares. Further, the employee will have a zero basis in any additional shares received over and above the exchanged shares. However, if an employee tenders shares acquired pursuant to the exercise of an ISO to pay all or part of the exercise price under an ISO, such tender will constitute a disposition of such shares for purposes of the one year (or two year) holding period requirement applicable to ISOs and such tender will be treated as a taxable exchange if such holding period has not been met.

     Non-Qualified Stock Options. A holder will not recognize any income
     ----------------------------
at the time an NSO is granted. If the employee is not a director, officer or principal shareholder (i.e., an owner of more than ten percent of the Common Stock of the Company), he or she will recognize ordinary income at the time he or she exercises a NSO in a total amount equal to: (1) in the case of options which the employee exercises with cash, the excess of the then fair market value of the shares acquired over the exercise prices and
(2) in the case of options which employee exercises by tendering previously owned shares, the then fair market value of the number of shares issued in excess of the fair market value of the number of shares surrendered upon such exercise. Section 83 of the Code generally provides that if a director, officer or principal shareholder receives shares pursuant to the exercise of an NSO, he or she is not required to recognize income until the date on which he or she can sell such shares at a profit without being subject to liability under Section 16 (b) of the 1934 Act.
In general, pursuant to regulations under Section 16 (b) of the 1934 Act the restriction on selling such shares at a profit will be considered to have lapsed six months after the later of the original grant date of the option or the option holder's intervening purchase of shares or other equity securities of the Company in a transaction that is subject to the short-swing profit recovery provision of Section 16 (b) of the 1934 Act. Alternatively, a director, officer or principal shareholder who would not otherwise be subject to tax on the value of his or her shares as of the date they were acquired can file a written election, within 30 days after the shares are issued to him or her, pursuant to Section 83 (b) of the Code, to be taxed as of the date of transfer. In either case, the director, officer, or principal shareholder would realize income equal to the amount by which the fair market value, at the time the income is recognized, of the shares acquired pursuant to the exercise of such option exceeds the price paid for such shares.

     All income realized upon the exercise of any NSO will be taxed as ordinary income. The Company may claim an income tax deduction (if applicable tax withholding rules are satisfied) for the amount taxable to a holder in the same year as those amounts are taxable to a holder. Gain or loss between exercise and disposition on shares acquired pursuant to an NSO are generally eligible for capital gain or loss treatment upon any subsequent disposition, provided applicable holding periods have been met.
 Generally, a holder's holding period will commence from the date such shares are issued to him or her, and his or her basis in such shares will equal their fair market value as of that date, but the holding period of a director, officer, or principal shareholder begins on the date he or she recognizes income with respect to such shares, and his or her basis in the shares will be equal to the greater of the then fair market value of the shares or the amount paid for such shares. If an individual uses shares of Common Stock that he or she owns to exercise an NSO, (a) the individual's holding period for the newly-issued shares equal in number to the surrendered shares (the "exchanged shares") shall include the period during which the surrendered shares were held, (b) the holder's basis in such exchanged shares will be the same as his or her basis in the surrendered shares, and (c) no gain or loss will be recognized by the holder on the exchange of the surrendered shares for the exchanged shares. Under current law, long-term capital gains generally are taxed at a maximum rate of 28%.

     The foregoing summarizes material Federal income tax consequences relating to options; however, reference is made to the applicable provisions of the Code. In addition, there may be tax considerations under state and local laws applicable to participants.

     Required Shareholder Vote.
     --------------------------
     Approval of the adoption of the 1996 Plan requires the affirmative vote of the holders of in excess of fifty percent (50%) of the outstanding shares of Common Stock entitled to vote at the meeting. Management recommends a vote FOR the adoption of the 1996 Plan.


                                   PROPOSALS OF
                                   ------------
                        SHAREHOLDERS FOR 1996 ANNUAL MEETING
                        ------------------------------------
     Proposals of shareholders intended to be presented for action at the 1997 Annual Meeting of Shareholders must be received at the Company's offices not later than May 15, 1997 to be considered for inclusion in the Company's proxy statement and form of proxy relating to that meeting. The terms and conditions of Rule 14a-8 under the Securities Exchange Act of 1934 shall apply to any such submission.

                                  ANNUAL REPORT
                                  -------------

     The Annual Report of the Company for the fiscal year ended January 31, 1996 including financial statements, is being mailed to shareholders together with this Proxy Statement. No part of such Annual Report shall be regarded as proxy soliciting material or as a communication by means of which any solicitation is being or is to be made.

                      INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS
                      ----------------------------------------

     Deloitte & Touche LLP or a predecessor, has served as the independent certified public accountants of the Company since 1962. The Company intends to appoint Deloitte & Touche LLP as its independent certified public accountants for the fiscal year ending January 31, 1997. Deloitte & Touche has indicated that it expects to have a representative at the Meeting. The representative will be afforded an opportunity to make a statement, if he desires, and will be available to respond to appropriate shareholder questions.

                         VOTING AND SOLICITATION OF PROXIES
                         ----------------------------------

     The solicitation of proxies in the accompanying form is made by the Company's Board of Directors , and the cost thereof will be borne by the Company. The Company may solicit proxies by mail, telephone, or telegraph. Brokerage firms, custodians, banks, trustees, nominees or other persons holding shares in their names, will be reimbursed for their reasonable expenses in forwarding proxy materials to their principals.

     As of the date of this Proxy Statement, the Board of Directors is not aware of any other matter to be presented before the Meeting. In the event any other matter is properly brought before the Meeting, it is intended that the persons voting the accompanying proxy will vote the shares represented thereby in accordance with their best judgment.

     It is important that proxies be returned promptly. Therefore, whether or not you plan to attend in person, you are asked to execute and return your proxy in the enclosed postage prepaid envelope.

     By Order of the Board of Directors.

                                   Thomas P. Gunning
September 13, 1996                 Secretary



                                     EXHIBIT "A"

                          TOTAL-TEL USA COMMUNICATIONS, INC.

                               1996 STOCK OPTION PLAN


     1.     Objectives.

     The TOTAL-TEL USA COMMUNICATIONS, INC. Stock Option Plan (the "Plan") is designed to retain directors, executives and selected employees and consultants and reward them for making major contributions to the success of the Company. These objectives are accomplished by granting options under the Plan thereby providing Participants with a proprietary interest in the growth and performance of the Company.

     2.     Definitions.

          (a)     "Board" - The Board of Directors of the Company.
                  -------
          (b)     "Code"  - The Internal Revenue Code of 1986, as
                  -------
amended from time to time.

          (c)     "Committee" - The Compensation Committee of the
                  -----------
Company's Board, or such other committee of the Board that is designated by the Board to administer the Plan, composed of not less than two members of the Board all of whom are disinterested persons, as contemplated by Rule 16b-3 ("Rule 16b-3") promulgated under Securities Exchange Act of 1934, as amended (the "Exchange Act").

          (d)     "Company" - TOTAL-TEL USA COMMUNICATIONS, INC. and its
                  ---------
subsidiaries, including subsidiaries of subsidiaries.

          (e)     "Exchange Act" - The Securities Exchange Act of 1934,
                  --------------
as amended from time to time.

          (f)     "Fair Market Value" - The fair market value of the
                  -------------------
Company's issued and outstanding Stock as determined in good faith by the Board or Committee.

          (g)     "Grant" - The grant of any form of stock option to a
                  -------
Participant pursuant to such terms, conditions and limitations as the Committee may establish in order to fulfill the objectives of the Plan.

          (h)     "Grant Agreement" - An agreement between the Company
                  -----------------
and a Participant that sets forth the terms, conditions and limitations applicable to a Grant.

          (i)     "Option" - Either an Incentive Stock Option, in
                  --------
accordance with Section 422 of Code, or a Nonstatutory Option, to purchase the Company's Stock that may be granted to a Participant under the Plan. A Participant who receives an Option shall be referred to as an "Optionee".

          (j)     "Participant" - A director, officer, employee of, or
                  -------------
consultant to the Company to whom a Grant has been made under the Plan.

          (k)     "Securities Act" - The Securities Act of 1933, as
                  ----------------
amended from time to time.

          (l)     "Stock" - Authorized and issued or unissued shares of
                  -------
Common Stock of the Company.

     3.     Administration.

     The Plan shall be administered by the Board; provided, however, that the Board may delegate such administration to the Committee. Subject to the provisions of the Plan, the Board and/or the Committee shall have authority to (a) grant, in its discretion, Incentive Stock Options in accordance with Section 422 of the Code or Nonstatutory Options; (b) determine in good faith the fair market value of the Stock covered by any Grant; (c) determine which eligible persons shall receive Options and the number of shares, restrictions, terms and conditions to be included in such Options; (d) construe and interpret the Plan; (e) promulgate, amend and rescind rules and regulations relating to its administration, and correct defects, omissions and inconsistencies in the Plan or any Grant; (f) consistent with the Plan and with consent of the Participant, as appropriate, amend any outstanding Option or amend the exercise date or dates thereof; (g) determine the duration and purpose of leaves of absence which may be granted to Participants without constituting termination of their employment for the purpose of the Plan or any Grant; and (h) make all other determinations necessary or advisable for the Plan's administration. The interpretation and construction by the Board of any provisions of the Plan or selection of Participants shall be conclusive and final. No member of the Board or the Committee shall be liable for any such action or determination made in good faith with respect to the Plan or any Grant made thereunder.

       4.     Eligibility.

          (a)     General:  The persons who shall be eligible to receive
                  -------
Options shall be directors, officers, employees of or consultants to the Company. The term consultant shall mean any person, other than an employee, who is engaged by the Company to render services and is compensated for such services. An Optionee may hold more than one Option. Any issuance of an Option to an officer or director of the Company subsequent to the first registration of any of the securities of the Company under the Exchange Act shall comply with the requirements of Rule 16b-3.

          (b)     Incentive Stock Options:  Incentive Stock Options may
                  -----------------------
only be issued to employees of the Company. Incentive Stock Options may be granted to officers, whether or not they are directors, provided they are also employees of the Company. Payment of a director's fee shall not be sufficient to constitute employment by the Company.

               The Company shall not grant an Incentive Stock Option under the Plan to any employee if such Grant would result in such employee holding the right to exercise for the first time in any one calendar year, under all Incentive Stock Options granted under the Plan or any other plan maintained by the Company, with respect to shares of Stock having an aggregate fair market value, determined as of the date of the Option is granted, in excess of $100,000. Should it be determined that an Incentive Stock Option granted under the Plan exceeds such maximum for any reason other than a failure in good faith to value the Stock subject to such option, the excess portion of such option shall be considered a Nonstatutory Option. To the extent the employee holds two (2) or more such Options which become exercisable for the first time in the same calendar year, the foregoing limitation on the exercisability of such Options as Incentive Stock Options under the Federal tax laws shall be applied on the basis of the order in which such Options are granted. If, for any reason, an entire Option does not qualify as an Incentive Stock Option by reason of exceeding such maximum, such Option shall be considered a Nonstatutory Option.

          (c)     Nonstatutory Options:  The provisions of the foregoing
                  --------------------
Section 4(b) shall not apply to any Option designated as a Nonstatutory Option or which sets forth the intention of the parties that the Option be a Nonstatutory Option.

     5.     Stock.

          (a)     Authorized Stock:  Stock subject to Option may be
                  ----------------
either unissued or reacquired Stock.

          (b)     Number of Shares:  Subject to adjustment as provided
                  ----------------
in section 6(i) of the Plan, the total number of shares of Stock which may be purchased or granted directly by Options, or purchased indirectly through exercise of Options granted under the Plan shall not exceed 300,000. If any Option shall for any reason terminate or expire, any shares allocated thereto but remaining unpurchased upon such expiration or termination shall again be available for Options with respect thereto under the Plan as though no Option had previously occurred with respect to such shares. Any shares of Stock issued pursuant to an Option and repurchased pursuant to the terms thereof shall be available for future Options as though not previously covered by a Option.

          (c)     Reservation of Shares:  The Company shall reserve and
                  ---------------------
keep available at all times during the term of the Plan such number of shares as shall be sufficient to satisfy the requirements of the Plan. If, after reasonable efforts, which efforts shall not include the registration of stock reserved for Options under the Plan under the Securities Act, the Company is unable to obtain authority from any applicable regulatory body, which authorization is deemed necessary by legal counsel for the Company for the lawful issuance of shares hereunder, the Company shall be relieved of any liability with respect to its failure to issue and sell the shares for which such requisite authority was so deemed necessary unless and until such authority is obtained.

          (d)     Application of Funds:  The proceeds received by the
                  --------------------
Company from the sale of Common Stock pursuant to the exercise of Options will be used for general corporate purposes.

          (e)     No Obligation to Exercise:  The issuance of an Option
                  -------------------------
shall impose no obligation upon the Participant to exercise any rights under such Option.

     6.     Terms and Conditions Options.

          Options granted hereunder shall be evidenced by agreements between the Company and the respective Optionees, in such form and substance as the Board or Committee shall from time to time approve. Option agreements need not be identical, and in each case may include such provisions as the Board or Committee may determine, but all such agreements shall be subject to and limited by the following terms and conditions:

          (a)     Number of Shares:  Each Option shall state the number
                  ----------------
of shares to which it pertains.

          (b)     Exercise Price:  Each Option shall state the exercise
                  --------------
price, which shall be determined as follows:

               (i) Any Option granted to a person who at the time the Option is granted owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power or value of all classes of stock of the Company, ("Ten Percent Holder") shall have an exercise price of not less than 110% of the Fair Market Value of the Stock as of the date of grant; and
               (ii) Incentive Stock Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of not less than 100% of the Fair Market Value of the Common Stock as of the date of grant.

               (iii) Nonstatutory Options granted to a person who at the time the Option is granted is not a Ten Percent Holder shall have an exercise price of not less than 50% of the Fair Market Value of the Stock as of the date of grant.

For the purpose of this Section 6(b), the Fair Market Value per share shall be the average of the bid and asked prices (or the closing price if such stock is listed on the NASDAQ National Market System or Small Cap Issue Market) on the date of grant of the Option, or if listed on a stock exchange, the closing price on such exchange on such date of grant; provided however, that if there is no public market for such Stock, the Fair Market Value shall be as determined by the Board in good faith, which determination shall be conclusive and binding.

          (c)     Medium and Time of Payment:  The exercise price shall
                  --------------------------
become immediately due upon exercise of the Option and shall be paid in cash or check made payable to the Company. Should the Company's outstanding Stock be registered under Section 12(g) of the Exchange Act at the time the Option is exercised, then the exercise price may also be paid as follows:

               (i) in shares of the Company's Stock held by the Optionee for the requisite period necessary to avoid a charge to the Company's earnings for financial reporting purposes and valued at Fair Market Value on the exercise date, or

               (ii) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions (a) to a Company designated brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate exercise price payable for the purchased shares plus all applicable Federal, state and local income and employment taxes required to be withheld by the Company by reason of such purchase and (b) to the Company to deliver the certificates for the purchased shares directly to such brokerage firm in order to complete the sale transaction.

          At the discretion of the Board, exercisable either at the time of Option grant or of Option exercise, the exercise price may also be paid (i) by Optionee's delivery of a promissory note in form and substance satisfactory to the Company and bearing interest at a rate determined by the Board in its sole discretion, but in no event less than the minimum rate of interest required to avoid the imputation of compensation income to the Optionee under the Federal tax laws, or (ii) in such other form of consideration as may be acceptable to the Board.

          (d)     Term and Exercise Options:  Any Option granted to an
                  -------------------------
employee of the Company shall become exercisable over a period of no longer than five (5) years, in such installments as the Board or Committee may determine. No Option shall be exercisable, in whole or in part, prior to one (1) year from the date it is granted unless the Board shall specifically determine otherwise, as provided herein. In no event shall any Option be exercisable after the expiration of ten (10) years from the date it is granted, and no Incentive Stock Option granted to a Ten Percent Holder shall, by its terms, be exercisable after the expiration of five (5) years from the date of the Option. Unless otherwise specified by the Board or the Committee in the resolution authorizing such Option, the date of grant of an Option shall be deemed to be the date upon which the Board or the Committee authorizes the granting of such Option.

               Each Option shall be exercisable to the nearest whole share, in installments or otherwise, as the respective Option agreements may provide. During the lifetime of an Optionee, the Option shall be exercisable only by the Optionee and shall not be assignable or transferable by the Optionee, and no other person shall acquire any rights therein. To the extent not exercised, installments (if more than one) shall accumulate, but shall be exercisable, in whole or in part, only during the period for exercise as stated in the Option agreement, whether or not other installments are then exercisable.

          (e)     Termination of Status as Employee, Consultant or
                  ------------------------------------------------
Director:  If Optionee's status as an employee shall terminate for any
- --------
reason other than Optionee's disability or death, then the Optionee (or if the Optionee shall die after such termination, but prior to exercise, Optionee's personal representative or the person entitled to succeed to the Option) shall have the right to exercise the portions of any of Optionee's Incentive Stock Options which were exercisable as of the date of such termination, in whole or in part, not less than 30 days nor more than three (3) months after such termination (or, in the event of "termination for cause" by the terms of the Plan or the Option Agreement or an employment agreement, the Option shall automatically terminate as of the termination of employment as to all shares covered by the Option).

               With respect to Nonstatutory Options granted to employees, directors or consultants, the Board may specify such period for exercise, not less than 30 days (except that in the case of "termination for cause" the Option shall automatically terminate as of the termination of employment or services as to shares covered by the Option), following termination of employment or services as the Board deems reasonable and appropriate. The Option may be exercised only with respect to installments that the Optionee could have exercised at the date of termination of employment or services. Nothing contained herein or in any Option granted pursuant hereto shall be construed to affect or restrict in any way the right of the Company to terminate the employment or services of an Optionee with or without cause.

          (f)     Disability of Optionee:  If an Optionee is disabled
                  ----------------------
(within the meaning of Section 22(e)(3) of the Code) at the time of the termination, the three (3) month period set forth in Section 6(e) shall be a period, as determined by the Board and set forth in the Option, of not less than six months nor more than one year after such termination.

          (g)     Death of Optionee:  If an Optionee dies while employed
                  -----------------
by, engaged as a consultant to, or serving as a Director of the Company, the portion of such Optionee's Option which was exercisable at the date of death may be exercised, in whole or in part, by the estate of the decedent or by a person succeeding to the right to exercise such Option at any time within (i) a period, as determined by the Board and set forth in the Option, of not less than six (6) months nor more than one
(1) year after Optionee's death, which period shall not be more, in the case of a Nonstatutory Option, than the period for exercise following termination of employment or services, or (ii) during the remaining term of the Option, whichever is the lesser. The Option may be so exercised only with respect to installments exercisable at the time of Optionee's death and not previously exercised by the Optionee.

          (h)     Nontransferability of Option:  No Option shall be
                  ----------------------------
transferable by the Optionee except by will or by the laws of decent and distribution.

          (i)     Recapitalization:  Subject to any required action of
                  ----------------
shareholders, the number of shares of Stock covered by each outstanding Option, and the Exercise price per share thereof set forth in each such Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Stock of the Company resulting from a subdivision or consolidation of shares or the payment of a stock dividend, or any other increase or decree in the number of such shares affected without receipt of consideration by the Company; provided, however, the conversion of any convertible securities of the Company shall not be deemed to have been "effected" without receipt of consideration by the Company.

               In the event of a proposed dissolution or liquidation of the Company, a merger or consolidation in which the Company is not the surviving entity, or a sale of all or substantially all of the assets or capital stock of the Company (collectively, a "Reorganization"), unless otherwise provided by the Board, this Option shall terminate immediately prior to such date as is determined by the Board, which date shall be no later than the consummation of such Reorganization. In such event, if the entity which shall be the surviving entity does not tender to Optionee an offer, for which it has no obligation to do so, to substitute for any unexercised Option a stock option or capital stock of such surviving entity, as applicable, which on an equitable basis shall provide the Optionee with substantially the same economic benefit as such unexercised Option, then the Board may grant to such Optionee, in its sole and absolute discretion and without obligation, the right for a period commencing thirty (30) days prior to and ending immediately prior to the date determined by the Board pursuant hereto for termination of the Option or during the remaining term of the Option, whichever is the lesser, to exercise any unexpired Option or Options without regard to the installment provisions of Paragraph 6(d) of the Plan; provided, that any such right granted shall be granted to all Optionees not receiving an offer to receive substitute options on a consistent basis, and provided further, that any such exercise shall be subject to the consummation of such Reorganization.

               Subject to any required action of shareholders, if the Company shall be the surviving entity in any merger or consolidation, each outstanding Option thereafter shall pertain to and apply to the securities to which a holder of shares of Common Stock equal to the shares subject to the Option would have been entitled by reason of such merger or consolidation.

               In the event of a change in the Common Stock of the Company as currently constituted, which is limited to a change of all of its authorized shares without par value into the same number of shares with a par value, the shares resulting from any such change shall be deemed to be the Stock within the meaning of the Plan.

               To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Board, whose determination in that respect shall be final, binding and conclusive. Except as expressly provided in this Section 6(i), the Optionee shall have no rights by reason of any subdivision or consolidation of shares of stock of any class or the payment of any stock dividend or any other increase or decrease in the number of shares of stock of any class, and the number or price of shares of Stock subject to any Option shall not be affected by, and no adjustment shall be made by reason of, any dissolution, liquidation, merger, consolidation or sale of assets or capital stock, or any issue by the Company of shares of stock of any class or securities convertible into shares of stock of any class.

               The grant of an Option pursuant to the Plan shall not affect in any way the right or power of the Company to make any adjustments, reclassifications, reorganizations or changes in its capital or business structure or to merge, consolidate, dissolve, or liquidate or to sell or transfer all or any part of its business or assets,

          (j)     Rights as a Shareholder:  An Optionee shall have no
                  -----------------------
rights as a shareholder with respect to any shares covered by an Option until the effective date of the issuance of the shares following exercise of such Option by Optionee. No adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date such stock certificate is issued, except as expressly provided in Section 6(i) hereof.

          (k)     Modification, Acceleration, Extension, and Renewal of
                  ------------------------------------------------------
Options:  Subject to the terms and conditions and within the limitations
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of the Plan, the Board may modify an Option, or, once an Option is exercisable, accelerate the rate at which it may be exercised, and may extend or renew outstanding Options granted under the Plan or accept the surrender of outstanding Options (to the extent not theretofore exercised) and authorize the granting of new Options in substitution for such Options, provided such action is permissible under Section 422 of the Code. Notwithstanding the provisions of this Section 6(k), however, no modification of an Option shall, without the consent of the Optionee, alter to the Optionee's detriment or impair any rights or obligations under any Option theretofore granted under the Plan.

          (l)     Exercise Before Exercise Date:  At the discretion of
                  -----------------------------
the Board, the Option may, but need not, include a provision whereby the Optionee may elect to exercise all or any portion of the Option prior to the stated exercise date of the Option or any installment thereof. Any shares so purchased prior to the stated exercise date shall be subject to repurchase by the Company upon termination of Optionee's employment as contemplated by Section 6(n) hereof prior to the exercise date stated in the Option and such other restrictions and conditions as the Board or Committee may deem advisable.

          (m)     Other Provisions:  The Option agreements authorized
                  ----------------
under the Plan shall contain such other provisions, including, without limitation, restrictions upon the exercise of the Options, as the Board or the Committee shall deem advisable. Shares shall not be issued pursuant to the exercise of an Option, if the exercise of such Option or the issuance of shares thereunder would violate, in the opinion of legal Counsel for the Company, the provisions of any applicable law or the rules or regulations of any applicable governmental or administrative agency or body, such as the Code, the Securities Act, the Exchange
Act, and the rules promulgated under the foregoing or the rules and regulations of any exchange upon which the shares of the Company are listed. Without limiting the generality of the foregoing, the exercise of each Option shall be subject to the condition that if at any time the Company shall determine that (i) the satisfaction of withholding tax or other similar liabilities, or (ii) the listing, registration or qualification of any shares covered by such exercise upon any securities exchange or under any state federal law, or (iii) the consent or approval of any regulatory body, or (iv) the perfection of any exemption from any such withholding, listing, registration, qualification, consent or approval is necessary or desirable in connection with such exercise or the issuance of shares thereunder, then in any such event, such exercise shall not be effective unless such withholding, listing registration, qualification, consent, approval or exemption shall have been effected, obtained or perfected free of any conditions not acceptable to the Company.

          (n)     Repurchase Agreement:  The Board may, in its
                  --------------------
discretion, require as a condition to the grant of an Option hereunder, that an Optionee execute an agreement with the Company, in form and substance satisfactory to the Board in its discretion ("Repurchase Agreement"), (i) restricting the Optionee's right to transfer shares purchased under such Option without first offering such shares to the Company or another shareholder of the Company upon the same terms and conditions as provided therein; and (ii) providing that upon termination of Optionee's employment with the Company, for any reason, the Company (or another shareholder of the Company, as provided in the Repurchase Agreement) shall have the right at its discretion (or the discretion of such other shareholders) to purchase and/or redeem all such shares owned by the Optionee on the date of termination of his or her employment at a price equal to (A) the fair value of such shares as of such date of termination, or (B) if such repurchase right lapses at 20% of the number of shares per year, the original purchase price of such shares, provided that in the case of Options granted to officers, directors, consultants or affiliates of the Company, such repurchase provisions may be subject to additional or greater restrictions as determined by the Board or Committee.

     7.     Investment Intent.

          All Grants under the Plan are intended to be exempt from registration under the Securities Act provided by Rule 701 thereunder. Unless and until the granting of Options or sale and issuance of Stock subject to the Plan are registered under the Securities Act or shall be exempt pursuant to the rules promulgated thereunder, each Option granted under the Plan shall provide that the purchases or other acquisitions of Stock thereunder shall be for investment purposes and not with a view to, or for resale in connection with, any distribution thereof.
Further, unless the issuance and sale of the Stock have been registered under the Securities Act, each Option shall provide that no shares shall be purchased upon the exercise of the rights under such Option unless and until (i) all then applicable requirements of state and federal laws and regulatory agencies shall have been fully complied with to the satisfaction of the Company and its counsel, and (ii) if requested to do so by the Company, the person exercising the rights under the Option shall (i) give written assurance as to knowledge and experience of such person (or a representative employed by such person) in financial and business matters and the ability of such person (or representative) to evaluate the merits and risks of exercising the Option, and (ii) execute and deliver to the Company a letter of investment intent and/or such other form related to applicable exemptions from registration, all in such form and substance as the Company may require. If shares are issued upon exercise of any rights under an Option without registration under the Securities Act, subsequent registration of such shares shall relieve the purchaser thereof of any investment restrictions or representations made upon the exercise of such rights.

     8.     Amendment, Modification, Suspension or Discontinuance of the
Plan.

          The Board may, insofar as permitted by law, from time to time, with respect to any shares at the time not subject to outstanding Options, suspend or terminate the Plan or revise or amend it in any respect whatsoever, except that without the approval of the shareholders of the Company, no such revision or amendment shall (i) increase the number of shares subject to the Plan, (ii) decrease the price at which Options may be granted, (iii) materially increase the benefits to Participants, or (iv) change the class of persons eligible to receive Options under the Plan; provided, however, no such action shall alter or impair the rights and obligations under any Option, outstanding as of the date thereof without the written consent of the Participant thereunder. No Option may be issued while the Plan is suspended or after it is terminated, but the rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan.

          In the event of any change in the outstanding Stock by reason of a stock split, stock dividend, combination or reclassification of shares, recapitalization, merger, or similar event, the Board or the Committee may adjust proportionally (a) the number of shares of Stock (i) reserved under the Plan, (ii) available for Incentive Stock Options and Nonstatutory Options; and (b) the Stock prices related to outstanding Options; and (c) the appropriate Fair Market Value and other price determinations for such Options. In the event of any other change affecting the Stock or any distribution (other than normal cash dividends) to holders of Stock, such adjustments as may be deemed equitable by the Committee, including adjustments to avoid fractional shares, shall be made to give proper effect to such event. In the event of a corporate merger, consolidation, acquisition of property or stock, separation, reorganization or liquidation, the Board or Committee shall be authorized to grant or assume stock options, whether or not in a transaction to which Section 424(a) of the Code applies, and other Options by means of substitution of new Option Agreements for previously issued Options or an assumption of previously granted Options.

     9.     Tax Withholding.

          The Company shall have the right to deduct applicable taxes from any Option payment and withhold, at the time of delivery or exercise of Options, or vesting of shares under such Options, an appropriate number of shares for payment of taxes required by law or to take such other action as may be necessary in the opinion of the Company to satisfy all obligations for withholding of such taxes. If Stock is used to satisfy tax withholding such stock shall be valued based on the Fair Market Value when the tax withholding is required to be made.

     10.     Availability of Information.

          During the term of the Plan and any additional period during which an Option is granted pursuant to the Plan shall be exercisable, the Company shall make available, not later than one hundred and twenty
(120) days following the close of each of its fiscal years, such financial and other information regarding the Company as is required by the bylaws of the Company and applicable law to be furnished in an annual report to the shareholders of the Company.

     11.     Notice.

          Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the chief financial officer or to the chief executive officer of the Company, and shall become effective when it is received at the officer of the chief financial officer or the chief executive officer.

     12.     Indemnification of Board.

          In addition to such other rights or indemnifications as they may have as directors or otherwise, and to the extent allowed by applicable law, the members of the Board and the Committee shall be indemnified by the Company against the reasonable expenses, including attorneys' fees, actually and necessarily incurred in connection with the defense of any claim, action, suit or proceeding, or in connection with any appeal thereof, to which they or any of them may be a party by reason of any action taken, or failure to act, under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any such claim, action, suit or proceeding, except in any case in relation to matters as to which it shall be adjudged in such claim, action, suit or proceeding that such Board or Committee member is liable for negligence or misconduct in the performance of his or her duties; provided that within sixty (60) days after institution of any such action, suit or Board proceeding the member involved shall offer the Company, in writing, the opportunity, at its own expense, to handle and defend same.

     13.     Governing Law.

                 The Plan and all determinations made and actions taken pursuant hereto, to the extent not otherwise governed by the Code or the securities laws of the United States, shall be governed by the laws of the State of New Jersey and construed accordingly..

     14.     Effective and Termination Dates.

                 The Plan shall become effective on the date it is approved by the holders of a majority of the shares of Stock then outstanding. The
Plan shall terminate ten (10) years later, subject to earlier termination by the Board pursuant to Section 8.